                                                                      Exhibit 13

                     AIG SunAmerica Life Assurance Company

                            Variable Separate Account

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

            P (1 + T) /(n)/  =  ERV

            P   =    a hypothetical initial purchase payment of $1,000

            T   =    average annual total return for the period in question

            n   =    number of years

            ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.   VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 1-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) - 1

     UNIT VALUES - (not applicable)

                            Capital    Government &                   Natural     Aggressive     Alliance       Asset      Blue Chip
                         Appreciation  Quality Bond      Growth      Resources      Growth        Growth      Allocation    Growth
                         ------------  ------------     --------     ---------    -----------    --------    ------------  --------
Fund Value                    $759.83    $1,073.84       $764.72     $1,064.88      $739.81       $675.04         $908.36   $694.77
One Year Total Return          -24.02%        7.38%       -23.53%         6.49%      -26.02%       -32.50%          -9.16    -30.52%
Period Years                     1.00         1.00          1.00          1.00         1.00          1.00             1.0      1.00


                                                                                   Federated
                            Corporate   Davis Venture  Dogs Of Wall   Emerging     American                                  Global
                              Bond          Value         Street      Markets       Leaders    Foreign Value*  Global Bond  Equities
                            ---------   -------------  ------------  ---------     ---------   --------------  -----------  --------
Fund Value                  $1,055.72      $817.99       $918.03       $912.58      $788.17           N/A       $1,040.95   $718.66
One Year Total Return            5.57%      -18.20%        -8.20%        -8.74%      -21.18%          N/A            4.09%   -28.13%
Period Years                     1.00         1.00          1.00          1.00         1.00          1.00            1.00      1.00



                                                                                                                           MFS
                                                                                International International            Massachusetts
                           Goldman Sachs   Growth-     Growth       High-Yield   Diversified   Growth And     Marsico    Investors
                             Research      Income   Opportunities      Bond        Equities       Income       Growth      Trust
                           -------------   -------  -------------   ----------  ------------- -------------   --------   ----------
Fund Value                    $706.45      $774.66       $591.39       $925.43      $701.97       $777.00      $871.50   $776.26
One Year Total Return          -29.35%      -22.53%       -40.86%        -7.46%      -29.80%       -22.30%      -12.85%   -22.37%
Period Years                     1.00         1.00          1.00          1.00         1.00          1.00         1.00      1.00


                                                         Putnam                     Small &
                           MFS Mid-Cap    MFS Total      Growth:                    Mid-Cap     SunAmerica                  Telecom
                              Growth        Return       Voyager   Real Estate       Value*      Balanced     Technology    Utility
                           -----------    ---------      ------    -----------      --------    ----------    ----------    --------
Fund Value                    $519.01      $934.80       $722.50     $1,043.35          N/A       $833.38         $497.57   $748.94
One Year Total Return          -48.10%       -6.52%       -27.75%         4.34%         N/A        -16.66%         -50.24%    25.11%
Period Years                     1.00         1.00          1.00          1.00         1.00          1.00            1.00      1.00



                            Worldwide                   Emerging   Growth And   Growth And   Global Growth                 Growth-
                           High Income    Comstock       Growth      Income     Income LAT*       AFS*      Growth AFS*  Income AFS*
                           -----------    --------      --------   ----------   -----------  -------------  -----------  -----------
Fund Value                    $978.82      $791.80       $663.35       $839.70          N/A           N/A       N/A             N/A
One Year Total Return           -2.12%      -20.82%       -33.67%       -16.03%         N/A           N/A       N/A             N/A
Period Years                     1.00         1.00          1.00          1.00         1.00          1.00      1.00             1.00


* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) /(1/5)/ - 1

     UNIT VALUES - (Not applicable)

                           Capital    Government &                  Natural     Aggressive     Alliance     Asset     Blue Chip
                        Appreciation  Quality Bond     Growth      Resources      Growth        Growth    Allocation   Growth*
                        ------------  ------------    --------     ---------    ----------     --------   ----------  ----------
Fund Value                $1,032.65     $1,050.30    $1,000.55     $1,065.20      $971.50       $975.21       $984.91        N/A
Five Year Total Return         3.27%         5.03%        0.06%         6.52%       -2.85%        -2.48%        -1.51%       N/A
Period Years                   5.00          5.00         5.00          5.00         5.00          5.00          5.00       5.00


                                                                                Federated
                          Corporate       Davis      Dogs Of Wall   Emerging     American                                 Global
                             Bond     Venture Value     Street*      Markets     Leaders    Foreign Value*  Global Bond  Equities
                         ----------   -------------  ------------   ---------   ---------   --------------  -----------  ---------
Fund Value                $1,029.28       $995.27          N/A       $935.02      $983.35           N/A     $1,040.65    $938.93
Five Year Total Return         2.93%        -0.47%         N/A         -6.50%       -1.67%          N/A          4.06%     -6.11%
Period Years                   5.00          5.00         5.00          5.00         5.00          5.00          5.00       5.00


                                                                                                                           MFS
                                                                              International  International             Massachusetts
                         Goldman Sachs    Growth-     Growth      High-Yield   Diversified     Growth And     Marsico   Investors
                           Research*      Income   Opportunities*    Bond        Equities        Income       Growth*     Trust
                         -------------    -------  -------------- ----------  -------------  -------------    -------   ----------
Fund Value                      N/A       $988.92          N/A       $949.74      $902.72       $952.52           N/A     $963.05
Five Year Total Return          N/A         -1.11%         N/A         -5.03%       -9.73%        -4.75%          N/A       -3.70%
Period Years                   5.00          5.00         5.00          5.00         5.00          5.00          5.00        5.00


                                                      Putnam                     Small &
                          MFS Mid-Cap    MFS Total    Growth:                    Mid-Cap     SunAmerica                 Telecom
                            Growth*       Return      Voyager     Real Estate     Value*      Balanced    Technology*   Utility
                          -----------   ----------    --------    -------------  ---------   -----------   -----------  ---------
Fund Value                      N/A     $1,047.21      $939.29       $999.86          N/A       $984.24           N/A     $913.39
Five Year Total Return          N/A          4.72%       -6.07%        -0.01%         N/A         -1.58%          N/A       -8.66%
Period Years                   5.00          5.00         5.00          5.00         5.00          5.00          5.00        5.00

                           Worldwide                 Emerging     Growth And   Growth And   Global Growth                  Growth-
                          High Income   Comstock*     Growth*       Income*    Income LAT*      AFS*       Growth AFS*   Income AFS*
                         ------------   ---------    ---------    ----------   -----------  -------------  -----------   -----------
Fund Value                  $967.33           N/A          N/A           N/A          N/A           N/A           N/A         N/A
Five Year Total Return        -3.27%          N/A          N/A           N/A          N/A           N/A           N/A         N/A
Period Years                   5.00          5.00         5.00          5.00         5.00          5.00          5.00        5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

III.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED LIFETIME RETURNS

      Fund Value = 1000 (31 - December - 02  / Inception Date Unit Value)

      Annual Return = (Fund Value / 1000) /(1/period)/ - 1

                            Capital    Government &                 Natural     Aggressive      Alliance      Asset      Blue Chip
                         Appreciation  Quality Bond    Growth      Resources      Growth         Growth     Allocation     Growth*
                        -------------  ------------   ---------   ----------    -----------    ----------  ------------  ----------
Fund Value                  $1,097.86    $1,049.49    $1,074.67    $1,050.74       $999.32      $1,080.62    $1,054.44     $732.61
Annualized Total Return
  Since Inception                9.79%        4.95%        7.47%        5.07%        -0.07%          8.06%        5.44%     -26.74%
Period Years                     9.89         9.86         9.87         8.17          6.58           9.90         9.51        2.48

                                                                                 Federated
                           Corporate       Davis      Dogs Of Wall  Emerging     American        Foreign                   Global
                              Bond     Venture Value     Street      Markets      Leaders         Value*    Global Bond   Equities
                           ----------  -------------  ------------  ---------    ----------      --------   -----------  ----------
Fund Value                  $1,039.40    $1,095.46      $973.75      $909.74     $1,037.38        $940.38    $1,050.52   $1,020.95
Annualized Total Return
  Since Inception                3.94%        9.55%       -2.63%       -9.03%         3.74%         -5.96%        5.05%       2.10%
Period Years                     9.51         8.18         4.75         5.58          6.58           0.42         9.51        9.90



                                                                                                                           MFS
                             Goldman                                           International  International            Massachusetts
                              Sachs       Growth-        Growth    High-Yield   Diversified     Growth And    Marsico    Investors
                             Research     Income     Opportunities    Bond        Equities        Income      Growth       Trust
                            ----------   --------    ------------- ----------  -------------  -------------   --------   ----------
Fund Value                    $759.64    $1,074.40      $648.93    $1,012.61       $957.73        $966.12      $861.07   $1,038.82
Annualized Total Return
  Since Inception              -24.04%        7.44%      -35.11%        1.26%        -4.23%         -3.39%      -13.89%       3.88%
Period Years                     2.49         9.90         2.49         9.90          8.18           5.58         2.01        9.90


                                                        Putnam
                            MFS Mid-Cap  MFS Total      Growth:                 Small & Mid-   SunAmerica                 Telecom
                              Growth      Return        Voyager   Real Estate    Cap Value*     Balanced     Technology   Utility
                            -----------  ---------     --------    -----------  -----------   ----------     ----------  ---------
Fund Value                    $906.38    $1,084.95    $1,030.73    $1,028.44     $1,011.78      $1,032.52      $491.83     $974.59
Annualized Total Return
  Since Inception               -9.36%        8.50%        3.07%        2.84%         1.18%          3.25%      -50.82%      -2.54%
Period Years                     3.75         8.18         9.90         5.58          0.42           6.58         2.49        6.29



                            Worldwide                  Emerging   Growth And    Growth And       Global                    Growth-
                           High Income    Comstock      Growth      Income      Income LAT*    Growth AFS*  Growth AFS* Income AFS*
                           -----------    --------     --------   ----------    -----------    -----------  ----------- -----------
Fund Value                  $1,039.62      $840.24      $737.34      $899.02       $818.03      $1,094.94    $1,088.38   $1,088.37
Annualized Total Return
  Since Inception                3.96%      -15.98%      -26.27%      -10.10%       -18.20%          9.49%        8.84%       8.84%
Period Years                     8.18         1.21         1.21         1.21          0.67           0.25         0.25        0.25


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARD ANNUAL RETURN

     UNIT VALUES:

                               Capital    Government &              Natural   Aggressive    Alliance      Asset       Blue Chip
                            Appreciation  Quality Bond   Growth    Resources    Growth       Growth     Allocation     Growth
                           -------------  ------------  --------   ---------  ----------    --------    ----------    ----------
Inception Dates                02/12/93     02/22/93    02/19/93    10/31/94   06/03/96     02/09/93     07/01/93     07/10/00
Inception Date Unit Value        $10.00       $10.00      $10.00      $10.00     $10.00       $10.00       $10.00       $10.00
12/31/2002                       $10.98       $10.49      $10.75      $10.51      $9.99       $10.81       $10.54       $ 7.33

                                                                                Federated
                             Corporate  Davis Venture  Dogs Of Wall   Emerging  American                                 Global
                                Bond        Value         Street      Markets    Leaders   Foreign Value  Global Bond   Equities
                             ---------  -------------  ------------   --------  ---------  -------------  -----------   ---------
Inception Dates                07/01/93    10/28/94     04/01/98     06/02/97   06/03/96      08/01/02      07/01/93    02/09/93
Inception Date Unit Value        $10.00      $10.00       $10.00       $10.00     $10.00        $10.00        $10.00      $10.00
12/31/2002                       $10.39      $10.95       $ 9.74       $ 9.10     $10.37        $ 9.40        $10.51      $10.21

                                                                                                                            MFS
                                                                                International  International           Massachusetts
                             Goldman Sachs  Growth-     Growth      High-Yield   Diversified     Growth And   Marsico    Investors
                               Research     Income   Opportunities     Bond        Equities        Income     Growth       Trust
                             -------------  -------  -------------  ----------  -------------  -------------  -------   ------------
Inception Dates                07/05/00    02/09/93    07/06/00      02/09/93      10/28/94        06/02/97   12/29/00  02/09/93
Inception Date Unit Value        $10.00      $10.00      $10.00        $10.00        $10.00          $10.00     $10.00    $10.00
12/31/2002                       $ 7.60      $10.74      $ 6.49        $10.13        $ 9.58          $ 9.66     $ 8.61    $10.39


                                                      Putnam
                             MFS Mid-Cap  MFS Total   Growth:                Small & Mid- SunAmerica                   Telecom
                               Growth      Return     Voyager   Real Estate   Cap Value    Balanced     Technology     Utility
                             -----------  ---------   ------    ----------- ------------  ----------    ----------    ---------
Inception Dates                04/01/99   10/28/94    02/09/93    06/02/97     08/01/02     06/03/96      07/05/00     09/16/96
Inception Date Unit Value        $10.00     $10.00      $10.00      $10.00       $10.00       $10.00        $10.00       $10.00
12/31/2002                       $ 9.06     $10.85      $10.31      $10.28       $10.12       $10.33        $ 4.92       $ 9.75


                              Worldwide             Emerging     Growth And   Growth And   Global Growth                 Growth-
                             High Income  Comstock   Growth        Income     Income LAT       AFS        Growth AFS   Income AFS
                             -----------  --------  --------     ----------   ----------   -------------  -----------  ----------
Inception Dates                10/28/94   10/15/01  10/15/01      10/15/01     05/01/02      09/30/02      09/30/02     09/30/02
Inception Date Unit Value        $10.00     $10.00    $10.00        $10.00       $10.00        $10.00        $10.00       $10.00
12/31/2002                       $10.40     $ 8.40    $ 7.37        $ 8.99       $ 8.18        $10.95        $10.88       $10.88

V.   VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 1-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) - 1

     UNIT VALUES - (not applicable)

                            Capital     Government &                Natural     Aggressive     Alliance       Asset       Blue Chip
                          Appreciation  Quality Bond   Growth      Resources      Growth        Growth      Allocation     Growth
                         -------------  ------------   ------      ---------    ----------     --------     -----------   ----------
Fund Value                   $759.83     $1,073.84     $764.72     $1,064.88      $739.81       $675.04       $908.36      $694.77
One Year Total Return         -24.02%         7.38%     -23.53%         6.49%      -26.02%       -32.50%        -9.16%      -30.52%
Period Years                    1.00          1.00        1.00          1.00         1.00          1.00          1.00         1.00

                                                                                   Federated
                              Corporate  Davis Venture  Dogs Of Wall    Emerging    American                                 Global
                                 Bond       Value          Street       Markets     Leaders    Foreign Value*  Global Bond  Equities
                             ----------  -------------  ------------   ---------   ----------  --------------  -----------  --------
Fund Value                    $1,055.72    $817.99        $918.03       $912.58      $788.17           N/A      $1,040.95   $718.66
One Year Total Return              5.57%    -18.20%         -8.20%        -8.74%      -21.18%          N/A           4.09%   -28.13%
Period Years                       1.00       1.00           1.00          1.00         1.00          1.00           1.00      1.00

                                                                                                                           MFS
                               Goldman                                         International  International            Massachusetts
                                Sachs      Growth-      Growth      High-Yield  Diversified    Growth And    Marsico     Investors
                               Research    Income    Opportunities      Bond      Equities        Income      Growth      Trust
                              ---------   --------  --------------  ---------- -------------  -------------  --------  -------------
Fund Value                      $706.45    $774.66       $591.39       $925.43      $701.97       $777.00     $871.50     $776.26
One Year Total Return            -29.35%    -22.53%       -40.86%        -7.46%      -29.80%       -22.30%     -12.85%     -22.37%
Period Years                       1.00       1.00          1.00          1.00         1.00          1.00        1.00        1.00

                                                        Putnam
                             MFS Mid-Cap  MFS Total     Growth:                 Small & Mid-  SunAmerica                   Telecom
                                Growth     Return       Voyager   Real Estate    Cap Value*    Balanced     Technology     Utility
                             -----------  ---------    --------  ------------  -------------  ----------   -----------    ---------
Fund Value                      $519.01    $934.80       $722.50   $1,043.35          N/A       $833.38       $497.57      $748.94
One Year Total Return            -48.10%     -6.52%       -27.75%       4.34%         N/A        -16.66%       -50.24%      -25.11%
Period Years                       1.00       1.00          1.00        1.00         1.00          1.00          1.00         1.00

                              Worldwide                 Emerging    Growth And   Growth And  Global Growth                Growth-
                             High Income    Comstock     Growth       Income     Income LAT       AFS        Growth AFS  Income AFS
                            ------------   ----------  ---------   -----------  -----------  -------------   ----------  -----------
Fund Value                      $978.82      $791.80     $663.35      $839.70      $807.55       $840.76       $744.26      $804.43
One Year Total Return             -2.12%      -20.82%     -33.67%      -16.03%      -19.25%       -15.92%       -25.57%      -19.56%
Period Years                       1.00         1.00        1.00         1.00         1.00          1.00          1.00         1.00

* 1 - year returns for these portfolios are not available because the portfolios were not available for one full year.

VI.   VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 5-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) /(1/5)/ - 1

      UNIT VALUES - (Not applicable)

                             Capital     Government &                  Natural     Aggressive    Alliance      Asset      Blue Chip
                           Appreciation  Quality Bond     Growth      Resources      Growth       Growth     Allocation    Growth*
                           ------------  ------------    --------    -----------  -----------   ---------   ------------  ----------
Fund Value                    $1,032.65    $1,050.30     $1,000.55    $1,065.20      $971.50      $975.21      $984.91         N/A
Five Year Total Return             3.27%        5.03%         0.06%        6.52%       -2.85%       -2.48%       -1.51%        N/A
Period Years                       5.00         5.00          5.00         5.00         5.00         5.00         5.00        5.00

                                                                                   Federated
                             Corporate    Davis Venture  Dogs Of Wall   Emerging    American                                Global
                                Bond          Value         street*     Markets     Leaders    Foreign Value* Global Bond  Equities
                             ----------   -------------  ------------  ---------   ----------  -------------- -----------  ---------
Fund Value                    $1,029.28     $995.27           N/A       $935.02      $983.35           N/A     $1,040.65    $938.93
Five Year Total Return             2.93%      -0.47%          N/A         -6.50%       -1.67%          N/A          4.06%     -6.11%
Period Years                       5.00        5.00          5.00          5.00         5.00          5.00          5.00       5.00

                                                                                                                           MFS
                               Goldman                                         International  International            Massachusetts
                                Sachs     Growth-       Growth     High-Yield   Diversified    Growth And    Marsico    Investors
                              Research*   Income    Opportunities*    Bond        Equities       Income      Growth*      Trust
                             -----------  -------   -------------- ----------  ------------- -------------  ---------  -------------
Fund Value                          N/A   $988.92         N/A       $949.74      $902.72       $952.52          N/A      $963.05
Five Year Total Return              N/A     -1.11%        N/A         -5.03%       -9.73%        -4.75%         N/A        -3.70%
Period Years                       5.00      5.00        5.00          5.00         5.00          5.00         5.00         5.00

                                                        Putnam
                              MFS Mid-Cap   MFS Total   Growth:                Small & Mid-  SunAmerica                  Telecom
                                Growth*      Return     Voyager   Real Estate   Cap Value*    Balanced    Technology*    Utility
                             ------------  ----------  --------   -----------  ------------  ----------  ------------   ----------
Fund Value                          N/A    $1,047.21    $939.29    $999.86          N/A       $984.24           N/A      $913.39
Five Year Total Return              N/A         4.72%     -6.07%     -0.01%         N/A         -1.58%          N/A        -8.66%
Period Years                       5.00         5.00       5.00       5.00         5.00          5.00          5.00         5.00

                              Worldwide              Emerging     Growth And   Growth And  Global Growth                  Growth-
                             High Income  Comstock*   Growth        Income     Income LAT       AFS        Growth AFS   Income AFS
                             -----------  ---------  --------     ----------   ----------  -------------   ----------   ----------
Fund Value                      $967.33      N/A     $1,013.45     $1,035.53    $1,015.70     $1,037.52     $1,049.49    $1,019.24
Five Year Total Return            -3.27%     N/A          1.34%         3.55%        1.57%         3.75%         4.95%        1.92%
Period Years                       5.00     5.00          5.00          5.00         5.00          5.00          5.00         5.00

* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

VII.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) /(1/10)/ - 1

      UNIT VALUES - (Not applicable)

                                Capital    Government &                Natural     Aggressive     Alliance       Asset     Blue Chip
                             Appreciation  Quality Bond   Growth      Resources      Growth*      Growth*     Allocation*   Growth*
                            -------------  ------------  --------     ---------    ----------    ----------   -----------  ---------
Fund Value                     $1,101.79     $1,051.68   $1,068.55     $1,077.83          N/A          N/A           N/A        N/A
Ten Year Total Return              10.18%         5.17%       6.85%         7.78%         N/A          N/A           N/A        N/A
Period Years                       10.00         10.00       10.00         10.00        10.00        10.00         10.00      10.00

                                                                                   Federated
                               Corporate   Davis Venture  Dogs Of Wall  Emerging    American                                Global
                                 Bond*         Value*        Street*    Markets*    Leaders   Foreign Value*  Global Bond* Equities*
                              ----------   -------------  ------------  --------   ---------  --------------  ------------ ---------
Fund Value                           N/A          N/A           N/A         N/A        N/A           N/A           N/A         N/A
Ten Year Total Return                N/A          N/A           N/A         N/A        N/A           N/A           N/A         N/A
Period Years                       10.00        10.00         10.00       10.00      10.00         10.00         10.00       10.00

                                                                                                                           MFS
                               Goldman                                         International  International            Massachusetts
                                Sachs      Growth-     Growth       High-Yield  Diversified    Growth And     Marsico   Investors
                               Research*   Income*  Opportunities*     Bond*     Equities*       Income*      Growth*     Trust
                              ----------  --------  --------------  ---------- -------------  -------------   -------  -------------
Fund Value                          N/A       N/A          N/A           N/A          N/A           N/A           N/A        N/A
Ten Year Total Return               N/A       N/A          N/A           N/A          N/A           N/A           N/A        N/A
Period Years                      10.00     10.00        10.00         10.00        10.00         10.00         10.00      10.00

                                                        Putnam
                               MFS Mid-Cap  MFS Total   Growth:                   Small & Mid-  SunAmerica                 Telecom
                                 Growth*     Return*    Voyager    Real Estate*   Cap Value*    Balanced*    Technology*  Utility*
                               -----------  ---------  --------    -------------  ------------  -----------   -----------  --------
Fund Value                           N/A        N/A        N/A           N/A          N/A           N/A           N/A         N/A
Ten Year Total Return                N/A        N/A        N/A           N/A          N/A           N/A           N/A         N/A
Period Years                       10.00      10.00      10.00         10.00        10.00         10.00         10.00       10.00

                               Worldwide                Emerging     Growth And  Growth And  Global Growth                Growth-
                              High Income* Comstock*     Growth*       Income*   Income LAT       AFS*      Growth AFS   Income AFS
                             ------------- ---------    --------     ----------  ----------  -------------  ----------   -----------
Fund Value                           N/A        N/A         N/A           N/A    $1,086.05          N/A      $1,103.37    $1,086.36
Ten Year Total Return                N/A        N/A         N/A           N/A         8.61%         N/A          10.34%        8.64%
Period Years                       10.00      10.00       10.00         10.00        10.00        10.00          10.00        10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

VIII.  VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL LIFETIME RETURNS

       Fund Value = 1000 (31-December-02 Unit Value / Inception Date Unit Value)

       Annual Return = (Fund Value / 1000) /(1/period)/ - 1

                               Capital    Government &               Natural     Aggressive    Alliance      Asset      Blue Chip
                            Appreciation  Quality Bond   Growth     Resources      Growth       Growth     Allocation     Growth
                            ------------  ------------  --------    ----------   ----------    --------    -----------  ---------
Fund Value                    $1,106.34    $1,071.60    $1,093.64    $1,058.23      $999.32    $1,080.62    $1,054.44      $737.02
Annualized Total Return
 Since Inception                  10.63%        7.16%        9.36%        5.82%       -0.07%        8.06%        5.44%      -26.30%
Period Years                      15.79        18.33        18.33        15.00         6.58         9.90         9.51         2.49

                                                                                  Federated
                             Corporate   Davis Venture  Dogs Of Wall  Emerging    American       Foreign                  Global
                                Bond         Value         Street      Markets     Leaders        Value*   Global Bond   Equities
                             ---------   -------------  ------------  ---------   ---------      -------   -----------   --------
Fund Value                    $1,039.40    $1,095.46      $973.75      $909.74    $1,037.38      $940.38    $1,050.52    $1,020.95
Annualized Total Return
 Since Inception                   3.94%        9.55%       -2.63%       -9.03%        3.74%       -5.96%        5.05%        2.10%
Period Years                       9.51         8.18         4.75         5.58         6.58         0.42         9.51         9.90

                                                                                                                          MFS
                               Goldman                                        International  International            Massachusetts
                                Sachs     Growth-      Growth      High-Yield  Diversified    Growth And    Marsico    Investors
                              Research     Income   Opportunities     Bond       Equities        Income      Growth      Trust
                             ----------  ---------  -------------- ---------- -------------  -------------  --------  -------------
Fund Value                      $759.64  $1,074.40     $649.22     $1,012.61      $957.73       $966.12     $861.07    $1,038.82
Annualized Total Return
 Since Inception                 -24.04%      7.44%     -35.08%         1.26%       -4.23%        -3.39%     -13.89%        3.88%
Period Years                       2.49       9.90        2.49          9.90         8.18          5.58        2.01         9.90

                                                         Putnam
                              MFS Mid-Cap  MFS Total     Growth:                Small & Mid-  SunAmerica                  Telecom
                                Growth      Return       Voyager    Real Estate  Cap Value*    Balanced    Technology     Utility
                             ------------  ---------    --------    ----------- ------------  ----------   ----------     --------
Fund Value                      $906.38    $1,084.95    $1,030.73    $1,028.44    $1,011.78    $1,032.52      $491.83      $975.50
Annualized Total Return
 Since Inception                  -9.36%        8.50%        3.07%        2.84%        1.18%        3.25%      -50.82%       -2.45%
Period Years                       3.75         8.18         9.90         5.58         0.42         6.58         2.49         6.58

                             Worldwide                  Emerging    Growth And   Growth And     Global                   Growth-
                            High Income     Comstock     Growth       Income     Income LAT   Growth AFS   Growth AFS   Income AFS
                            -----------     --------    --------    ----------   ----------   ----------   ----------   -----------
Fund Value                    $1,039.62      $972.34    $1,071.84    $1,062.38    $1,095.54    $1,045.82    $1,118.86    $1,106.01
Annualized Total Return
 Since Inception                   3.96%       -2.77%        7.18%        6.24%        9.55%        4.58%       11.89%       10.60%
Period Years                       8.18         3.67         7.50         6.02        13.06         5.67        18.91        18.91

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IX.   CALCULATION OF HYPOTHETICAL ANNUAL RETURN

      UNIT VALUES:

                                 Capital     Government &               Natural     Aggressive   Alliance       Asset      Blue Chip
                              Appreciation   Quality Bond    Growth    Resources      Growth      Growth      Allocation    Growth
                             -------------   ------------   --------   ---------    ----------   --------     ----------   ---------
Inception Dates                   03/23/87     09/05/84     09/05/84    01/04/88     06/03/96    02/09/93      07/01/93    07/05/00
Inception Date Unit Value           $10.00       $10.00       $10.00      $10.00       $10.00      $10.00        $10.00      $10.00
12/31/2002                          $11.06       $10.72       $10.94      $10.58       $ 9.99      $10.81        $10.54      $ 7.37

                                                                                   Federated
                              Corporate   Davis Venture   Dogs Of Wall   Emerging  American                                 Global
                                 Bond         Value          Street      Markets    Leaders   Foreign Value  Global Bond   Equities
                             ----------   -------------   ------------   --------  ---------  -------------  -----------   ---------
Inception Dates                07/01/93     10/28/94       04/01/98      06/02/97   06/03/96      08/01/02      07/01/93    02/09/93
Inception Date Unit Value        $10.00       $10.00         $10.00        $10.00     $10.00        $10.00        $10.00      $10.00
12/31/2002                       $10.39       $10.95         $ 9.74        $ 9.10     $10.37        $ 9.40        $10.51      $10.21

                                                                                                                            MFS
                              Goldman                                      International International                 Massachusetts
                               Sachs    Growth-     Growth     High-Yield   Diversified    Growth And                    Investors
                              Research  Income   Opportunities     Bond       Equities       Income    Marsico Growth      Trust
                             ---------  -------  ------------- ----------  ------------  ------------  --------------  -------------
Inception Dates               07/05/00 02/09/93      07/05/00    02/09/93     10/28/94      06/02/97      12/29/00       02/09/93
Inception Date Unit Value       $10.00   $10.00        $10.00      $10.00       $10.00        $10.00        $10.00         $10.00
12/31/2002                      $ 7.60   $10.74        $ 6.49      $10.13       $ 9.58        $ 9.66        $ 8.61         $10.39

                                                        Putnam
                             MFS Mid-Cap   MFS Total    Growth:                   Small & Mid-   SunAmerica                 Telecom
                               Growth        Return     Voyager    Real Estate     Cap Value      Balanced    Technology    Utility
                             -----------   ---------   --------    -----------    ------------   ----------   ----------    -------
Inception Dates                04/01/99     10/28/94    02/09/93     06/02/97       08/01/02       06/03/96     07/05/00    06/03/96
Inception Date Unit Value        $10.00       $10.00      $10.00       $10.00         $10.00         $10.00       $10.00      $10.00
12/31/2002                       $ 9.06       $10.85      $10.31       $10.28         $10.12         $10.33       $ 4.92      $ 9.75

                              Worldwide               Emerging   Growth And   Growth And   Global Growth               Growth-Income
                             High Income   Comstock    Growth      Income     Income LAT        AFS        Growth AFS      AFS
                             -----------   --------   --------   ----------   ----------   -------------   ----------   ------------
Inception Dates                 10/28/94    04/30/99   07/03/95    12/23/96     12/11/89      04/30/97      02/08/84     02/08/84
Inception Date Unit Value         $10.00      $10.00     $10.00      $10.00       $10.00        $10.00        $10.00       $10.00
12/31/2002                        $10.40      $ 9.72     $10.72      $10.62       $10.96        $10.46        $11.19       $11.06